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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          May 15, 2001
                                                --------------------------------


                           Juno Online Services, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                  000-26009                   13-3914547
----------------------------       ------------              -------------------
(State or other jurisdiction       (Commission                 (IRS Employer
      of incorporation)            File Number)              Identification No.)


          1540 Broadway, New York, New York                       10036
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          (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code            (212) 597-9000
                                                   -----------------------------


--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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         ITEM 5. OTHER EVENTS.

         On May 15, 2001, the Federal Trade Commission announced that it had voted to approve a consent agreement entered into with Juno Online Services, Inc. concerning the advertising of Juno's Internet access services. The consent agreement, which was issued for public comment, remains subject to a statutory 30-day public comment period and final approval by the FTC. Under the terms of the consent agreement, Juno would be barred from making misrepresentations about the cost of its Internet access services, and would be required to disclose the cancellation terms for these services in a clear and conspicuous manner, to provide adequate customer support to process subscribers' requests to cancel, and to make prominent disclosure that subscribers may incur long distance telephone charges while using Internet access services. The proposed settlement would also require Juno to give notice to certain subscribers who cancelled the service and identified the unavailability of local access numbers, or the incurrence of long distance charges, as a reason or who participated in specified rebate programs. Under the terms of the consent agreement, Juno would provide an opportunity for such subscribers to apply for refunds for long distance telephone charges they incurred to use Juno's services for up to two months following their subscription.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         Juno Online Services, Inc.
                            ----------------------------------------------------
                                               (Registrant)


      May 22, 2001                            /s/ CHARLES ARDAI
------------------------    ----------------------------------------------------
         Date               Charles Ardai, President and Chief Executive Officer